AMENDMENT TO STIPULATION OF SETTLEMENT AGREEMENT

This Amendment To Settlement Agreement (“Amendment”) as of April 10, 2019 (“Effective Date”), is entered into by and among Libertas Funding LLC located at 382 Greenwich Ave, Suite 2, Greenwich, CT 06830, and Kinetic Direct Funders located at 382 Greenwich Ave, Suite 2, Greenwich, CT 06830 (hereinafter “Funders”) and the following specific Merchants (hereinafter “Merchants”):

a.	re: Judgement by Confession, Index No. 18814598, for the amount of $1,008,566.74

Naveen Doki

4902 Finchen Cr

Manassas, VA 20109

US IT Solutions, Inc

3031 Tisch Way

110 Plaza West, Ste 1098
San Jose, CA 95128

360 IT Professionals Inc.

5201 Great America Pkw, Ste 256
Santa Clara. CA 95054

b.	re: Judgement by Confession, Index No. 18814435, for the amount of $579,259.30

Naveen Doki

4902 Finchen Cr, Manassas, VA 20109

The Maslow Media Group, Inc.
US IT Solutions, Inc.

360 IT Professionals
Alliance Micro, Inc.

all located at: 22 Baltimore Rd, Rockville, MD 20850

c.	re: Judgement by Confession, Index No. 18814438, for the amount of $229,320.26

Silvija Valleru

6206 Colchester Rd, Fairfax, VA 22030

Alliance Micro Inc. Vivos IT, LLC

Vivos Global Services, LLC
Vivos Holdings, LLC

Vivos Acquisitions, LLC
Maslow Media Group, Inc.

all located at: 22 Baltimore Rd, Rockville, MD 20850

d.	re: Judgement by Confession, Index No. 18814597, for the amount of $229,320.26

Naveen Doki

4902 Finchen Cr, Manassas, VA 20109

Alliance Micro Inc.
Vivos IT, LLC

Vivos Global Services, LLC
Vivos Holdings, LLC

Vivos Acquisitions, LLC
Maslow Media Group, Inc.

all located at: 22 Baltimore Rd, Rockville, MD 20850

WHEREAS, Funders and Merchants previously entered into a Settlement Agreement dated 10/25/2018 (“Settlement Agreement”) regarding the above Judgments,

WHEREAS, Merchants failed to perform its obligations and breached the Settlement Agreement,

WHEREAS, as a result of the breach, Merchants are now in Default and subject to the Default provisions of the Settlement Agreement,

NOW THEREFORE, in consideration of the mutual covenants contained herein, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties to this Amendment (collectively, the “Parties” and each individually, a “Party”) agree as follows:

1.	This Amendment shall be only to the said Settlement Agreement and shall supersede and amend only the specific payments and dates thereof obligated.

2.	Parties agree that, subject to Merchants making all the revised payments below, in the manner articulated in the Settlement Agreement, Merchants will no longer be in Default, and Parties will remain bound by the other terms of the Settlement Agreement.

3.	The following $625,000 shall be paid by Merchants to Funders, by partial payment as detailed below (“Amended Future Payment Schedule”), which does not include or reflect payments already made under the Settlement Agreement:

April 15, 2019	$40,000
May 15, 2019	$40,000
June 15, 2019	$40,000
July 15, 2019	$40,000
August 15, 2019	$40,000
September 15, 2019	$40,000
October 15, 2019	$40,000
November 15, 2019	$40,000
December 15, 2019	$40,000
January 15, 2020	$40,000
February 15, 2020	$40,000
March 15, 2020	$40,000
April 15, 2020	$40,000
May 15, 2020	$40,000
June 15, 2020	$40,000
July 15, 2020	$25,000

4.	This offer is only valid if executed by 5PM EST on 5/17/2019.

Dated: 5/16/2019

FOR MERCHANTS:		FOR FUNDERS:

BY:		BY:
	360 IT Solutions Inc/ US IT Solutions, Inc/		David Epstein, Esq.
	Alliance Micro, Inc./ Vivos IT, LLC/		THE FASKOWITZ LAW FIRM, PLLC
	Vivos Global Services, LLC/ Vivos Holdings, LLC/ Vivos Acquisitions, LLC/ Maslow Media Group, Inc.		As Attorneys for Funders 61-43 186 Street, Suite 207 Fresh Meadows, NY 11365
(718) 407-2464
BY:
Silvija Valleru

BY:
Naveen Doki

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